EXHIBIT 10.10
                  FIRST SUPPLEMENTAL INDENTURE

                   dated as of July 31, 1996

                               to

                        TRUST INDENTURE

                   dated as of July 31, 1996

                             among

              PANDA-ROSEMARY FUNDING CORPORATION,

                     PANDA-ROSEMARY, L.P.,

                              and

                FLEET NATIONAL BANK, AS TRUSTEE










                       TABLE OF CONTENTS

                                                                   Page
ARTICLE I   DEFINITIONS

ARTICLE II  THE TERMS OF THE INITIAL BONDS

     Section 2.1  Initial Bonds                                     2
     Section 2.2  Interest and Principal                            4
     Section 2.3  Redemption                                        5
     Section 2.4  Restrictions on Transfer and Exchange of
                  Initial Bonds                                     5

ARTICLE III  MISCELLANEOUS

     Section 3.1  Execution of Supplemental Indenture               6
     Section 3.2  Concerning the Trustee                            6
     Section 3.3  Counterparts                                      7
     Section 3.4  Governing Law                                     7

     Schedule I   Form of Initial Bonds in Global Form

     Schedule II  Form  of Compliance Certificate  for  Restricted
                  Securities

     Schedule III Form of Certificate to be Delivered in Connection
                  with Transfers to Persons Other Than Qualified
                  Institutional Buyers





     FIRST SUPPLEMENTAL INDENTURE, dated as of July 31, 1996, to the Trust Indenture, dated as of July 31, 1996 (the "Original Indenture"), among PANDA-ROSEMARY FUNDING CORPORATION, a Delaware corporation (the "Company"), its executive office and mailing address being at 4100 Spring Valley Road, Suite 1001, Dallas,
Texas 75244, PANDA-ROSEMARY, L.P., a Delaware limited partnership (the "Partnership"), its executive office and mailing address being at 4100 Spring Valley Road, Suite 1002, Dallas,
Texas 75244, and FLEET NATIONAL BANK, a national banking association established under the laws of the United States (the "Trustee"), its corporate trust office and mailing address being at 777 Main Street, Hartford, Connecticut 06115.

     WHEREAS, the Company, the Partnership and the Trustee have heretofore executed and delivered the Original Indenture to provide for the issuance from time to time of the Company's Bonds (as defined in the Original Indenture) to be issued in one or more series;

     WHEREAS, Sections 2.1, 2.3 and 12.1 of the Original Indenture provide, among other things, that the Company, the Partnership and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the designation, form, terms and provisions of bonds of any series as permitted by Sections 2.1,
2.3 and 12.1 of the Original Indenture;

     WHEREAS, the Company (i) desires the issuance of a series of Bonds to be designated as hereinafter provided and (ii) has requested the Trustee and the Partnership to enter into this First Supplemental Indenture for the purpose of establishing the designation, form, terms and provisions of the Bonds of such series;

     WHEREAS, all action on the part of the Company necessary to authorize the issuance of such Bonds under the Original Indenture and this First Supplemental Indenture (the Original Indenture, as supplemented by this First Supplemental Indenture, being hereinafter called the "Indenture") has been duly taken; and

     WHEREAS, all acts and things necessary to make such Bonds, when executed by the Company and authenticated and delivered by the Trustee as provided in the Original Indenture, the legal, valid and binding obligations of the Company, and to constitute these presents as a valid and binding supplemental indenture according to its terms, have been done and performed, and the execution of this First Supplemental Indenture and the creation and issuance under the Indenture of such Bonds have in all respects been duly authorized, and the Company, in the exercise of the legal right and power vested in it, has executed this First Supplemental Indenture and proposes to create, execute, issue and deliver such Bonds.

       NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE

                          WITNESSETH:

     That, in order to establish the designation, form, terms and provisions of, and to authorize the authentication and delivery of, such Bonds, and in consideration of the acceptance of such Bonds by the Holders thereof and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                           ARTICLE I

                          DEFINITIONS

     When used in the First Supplemental Indenture, the term "Initial Bonds" shall mean the 8-5/8% First Mortgage Bonds due 2016 being issued under the Indenture and sold to the Purchaser (as defined in the Purchase Agreement referred to below) pursuant to the Purchase Agreement, dated July 26, 1996, among the Company, the Partnership and the Purchaser named therein.

     Capitalized  terms not otherwise defined herein  shall  have
the   meanings  set  forth  in  the  Original  Indenture.    Such
definitions shall be equally applicable to the singular and plural forms of the terms defined.

                           ARTICLE II

                 THE TERMS OF THE INITIAL BONDS

     Section II.1   Initial Bonds.

     (a) There is hereby created an initial series of Bonds designated 8-5/8% First Mortgage Bonds due 2016, in the aggregate principal amount of $111,400,000. The Initial Bonds may forthwith be executed by the Company and delivered to the Trustee for authentication and delivery by the Trustee in accordance with the provisions of Section 2.4 of the Original Indenture.

     (b) The Initial Bonds shall be issued in the form of one or more Global Bonds substantially in the form of Schedule I hereto (which may have a certificate substantially in the form of
Schedule II attached or typed or printed thereon), except that Initial Bonds (i) originally purchased by Institutional Accredited Investors (as such term is defined in the Purchase Agreement) or transferred to Institutional Accredited Investors or certain foreign purchasers who are not Qualified Institutional Buyers (as such term is defined in the Purchase Agreement), or
(ii) held by Qualified Institutional Buyers who elect to take physical delivery of their Bonds, will be issued in registered certificated form. Initial Bonds originally issued in registered certificated form or Initial Bonds initially issued as a Global Bond that is exchanged for individual registered certificated Initial Bonds pursuant to Section 2.14 of the Indenture shall be substantially in the form of Schedule I except that:

          (i)    the  legend  set  forth  on  the  Initial   Bond
     immediately below the title of the Initial Bonds shall read as follows:

          THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (I) REPRESENTS THAT
     (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER REGULATION D OF THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS BOND IN AN OFFSHORE TRANSACTION,
     (II) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THIS BOND RESELL OR OTHERWISE TRANSFER THIS BOND EXCEPT (A) TO PANDA-ROSEMARY FUNDING CORPORATION OR ANY AFFILIATE THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,
     (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO FLEET NATIONAL BANK, AS TRUSTEE, OR A SUCCESSOR TRUSTEE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE
     RESTRICTIONS ON TRANSFER OF THIS BOND (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE),
     (D) OUTSIDE THE UNITED STATES TO FOREIGN PURCHASERS IN OFFSHORE TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT,
     (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND
     (III) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS BOND IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS BOND WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THE BOND, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THE CERTIFICATE TO FLEET NATIONAL BANK, AS SECURITY REGISTRAR. IF THE PROPOSED TRANSFEREE IS OTHER THAN A QUALIFIED INSTITUTIONAL BUYER, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO PANDA-ROSEMARY FUNDING CORPORATION AND FLEET NATIONAL BANK, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND MAY BE REMOVED AFTER THE EXPIRATION OF THREE YEARS FROM THE ORIGINAL ISSUANCE OF THIS BOND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.


          (ii) the fourth sentence of the first paragraph of the Initial Bond (after the legend) shall be deleted; and

          (iii)     the seventeenth paragraph of the Initial Bond
     (after the legend) which is in bold face on Schedule I shall be deleted.

     (c) If a Person requests an exchange of an Initial Bond for a beneficial interest in a Global Bond, such Initial Bond shall be accompanied by the following additional information and documents:

          (i)   a  certification, substantially in  the  form  of
     Schedule  II  hereto,  that  such  Initial  Bond  is   being
     transferred to a Qualified Institutional Buyer; and

          (ii) written instructions directing the Security Registrar to make, or to direct the Registered Depository to make an endorsement on the Global Bond to reflect, an increase in the aggregate amount of the Initial Bonds represented by the Global Bond;

whereupon the Security Registrar shall cancel such Initial Bond issued in certificated form and cause, or direct the Registered Depository to cause, in accordance with the standing instructions and procedures existing between the Registered Depositary and the Security Registrar, the aggregate principal amount of Initial Bonds represented by the Global Bond to be increased accordingly. If no Global Bond is then outstanding, the Company shall issue and the Trustee shall upon Company Request authenticate a new Global Bond in the appropriate amount.

     (d)   Any  Person having a beneficial interest in  a  Global
Bond may exchange such beneficial interest for an Initial Bond in certificated form only as provided in Section 2.14 of the Indenture.

     Section II.2   Interest and Principal.

     Each Initial Bond shall bear interest on the unpaid principal amount thereof from time to time outstanding from the date thereof until such amount is paid in full at the rate of interest set forth in the form of the Initial Bonds. The principal amount of each Initial Bond shall be due and payable in installments as set forth in the form of Initial Bond attached hereto.

     The Place of Payment for the Initial Bonds shall be the Corporate Trust Office. Payment of principal of and interest on each Initial Bond shall be made, if the Company so elects, by check mailed to the Holder at his registered address or, if arrangements satisfactory to the Company, the Trustee and the registered Holder are made, by wire transfer to an account designated by such Holder, except that the final payment of principal shall be made on the due date therefor to the account of the Holder as such account shall appear in the Security Register, which shall be payable upon presentation and surrender of the Initial Bond at the Corporate Trust Office.

     Section II.3   Redemption.

     The Initial Bonds are subject to an optional redemption and mandatory redemption on the terms set forth in Section 7.3 of the Original Indenture.

     Section  II.4    Restrictions on Transfer  and  Exchange  of
Initial Bonds.

     All Initial Bonds issued hereunder and all Initial Bonds issued upon registration of transfer of, or in exchange for, such Initial Bonds, shall be restricted securities ("Restricted Securities") and shall be subject to the restrictions on transfer provided in the legend set forth on the Initial Bonds, unless such restrictions on transfer shall be waived by the written consent of the Company. In addition, in the event that a Restricted Security is sold outside the United States in compliance with Rule 904 under the Securities Act, any Initial Bond or Initial Bonds issued upon registration of transfer of such Restricted Security shall continue to bear the legend set forth on the face of the Restricted Security, until such time as the transfer restrictions applicable to such Restricted Security shall cease and terminate as described below. The Holder of each Restricted Security, by such Holder's acceptance thereof, agrees to be bound by such restrictions on transfer. Subject to
Section 2.1 hereof, all Restricted Securities shall bear the legend set forth on the Initial Bonds.

     Whenever any Restricted Security is presented or surrendered for registration of transfer or exchange for an Initial Bond registered in a name other than that of the Holder, such Restricted Security must be accompanied by (i) a certificate in substantially the form set forth in Schedule II hereto, dated the date of such surrender and signed by such Holder, as to compliance with such restrictions on transfer, upon which the Company, the Security Registrar and the Trustee may rely as to its accuracy with respect to such Holder and (ii) if the proposed transferee is a person other than a Qualified Institutional Buyer, such certifications (which may be in the form of Schedule
III), legal opinions or other information as the Company and the Security Registrar may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The Security Registrar shall not be required to accept for registration of transfer or exchange any Restricted Security not so accompanied by a properly completed certificate or certificates and, if requested by the Company in the case of transfer to persons who are not Qualified Institutional Buyers, an opinion of counsel.

     Notwithstanding the foregoing, a properly completed certificate or opinion of counsel shall not be required in connection with any transfer of any Restricted Security through the facilities of the Registered Depositary or any other United States securities clearance and settlement organization, provided that such transfer does not require a change in the name (other than to another nominee of the Registered Depositary or such other securities clearance and settlement organization) in which such Restricted Security is then registered.

     The restrictions imposed by this Section upon the transferability of any particular Restricted Security shall cease and terminate upon the expiration of three years from the Closing Date and when such Restricted Security has been sold pursuant to an effective registration statement under the Securities Act or transferred pursuant to Rule 144 under the Securities Act (or any successor provision thereto), unless the Holder thereof is an affiliate of the Company within the meaning of Rule 144 (or such successor provisions). Any Restricted Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon surrender of such Restricted Security for exchange to the Security Registrar or Trustee in accordance with the provisions of this Section (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer pursuant to Rule 144 (or any successor provisions), by an opinion of counsel having substantial experience in practice under the Securities Act, and otherwise reasonably acceptable to the Company, addressed to the Company, the Security Registrar and the Trustee and in form acceptable to the Company, to the effect that the transfer of such Restricted Security has been made in compliance with Rule 144 (or such successor provision)), be exchanged for a new Initial Bond, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by the Initial Bonds. The Company shall promptly inform the Security Registrar and the Trustee in writing of the effective date of any registration statements registering the Initial Bonds under the Securities Act. The Security Registrar and the Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned opinion of counsel or registration statement.

     As used in the preceding two paragraphs of this Section, the term "transfer" encompasses any sale, transfer or other disposition of any Initial Bonds referred to herein except for transfers from any Holder to an Affiliate of such Holder; provided, that such transferring Holder shall deliver a letter to the Trustee stating that the transferee is an Affiliate of such Holder. The Trustee shall be entitled to rely on and be fully protected in its reliance on such letter.

                          ARTICLE III

                         MISCELLANEOUS

     Section III.1  Execution of Supplemental Indenture.

     This  First Supplemental Indenture is executed and shall  be construed  as an indenture supplemental to the Original Indenture
and,   as   provided  in  the  Original  Indenture,  this   First
Supplemental Indenture forms a part thereof.

     Section III.2  Concerning the Trustee.

     The Trustee accepts the amendment of the Indenture effected by this First Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended. Without limiting the generality of the foregoing, the Trustee has no responsibility for the correctness of the recitals of fact herein contained which shall be taken as the statements of the Company and the Partnership, and makes no representations as to the validity or sufficiency of this First Supplemental Indenture and shall incur no liability or responsibility in respect of the validity thereof.


     Section III.3  Counterparts.

     This First Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section III.4  Governing Law.

     THIS FIRST SUPPLEMENTAL INDENTURE AND EACH INITIAL BOND ISSUED HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK.


     IN  WITNESS  WHEREOF,  the parties have  caused  this  First
Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              PANDA-ROSEMARY FUNDING CORPORATION


                              By:
                              Name:
                              Title:


                              PANDA-ROSEMARY, L.P.

                              By:  Panda-Rosemary Corporation, as
                                   its General Partner


                                   By:
                                    Name:
                                    Title:


                              FLEET NATIONAL BANK, as Trustee


                              By:
                              Name:
                              Title:






                                                       SCHEDULE I


               PANDA-ROSEMARY FUNDING CORPORATION
                     8-5/8% FIRST MORTGAGE
                         BOND DUE 2016


THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (I) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER REGULATION D OF THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS BOND IN AN OFFSHORE TRANSACTION, (II) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THIS BOND
RESELL OR OTHERWISE TRANSFER THIS BOND EXCEPT (A) TO PANDA-ROSEMARY FUNDING CORPORATION OR ANY AFFILIATE THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO FLEET NATIONAL BANK, AS TRUSTEE, OR A SUCCESSOR TRUSTEE, A SIGNED LETTER CONTAINING
CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS BOND (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (D) OUTSIDE THE UNITED STATES TO FOREIGN PURCHASERS IN OFFSHORE TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (III) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS BOND IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS BOND WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THE BOND, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THE CERTIFICATE TO FLEET NATIONAL BANK, AS SECURITY REGISTRAR. IF THE PROPOSED TRANSFEREE IS OTHER THAN A QUALIFIED INSTITUTIONAL BUYER, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO PANDA-ROSEMARY FUNDING CORPORATION AND FLEET NATIONAL BANK, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND MAY BE REMOVED AFTER THE EXPIRATION OF THREE YEARS FROM THE ORIGINAL ISSUANCE OF THIS BOND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

THIS  BOND IS A REGISTERED GLOBAL BOND AND IS REGISTERED  IN  THE
NAME  OF  CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST  COMPANY
("DTC").

UNLESS THIS REGISTERED GLOBAL BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO PANDA-ROSEMARY FUNDING CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL BONDS REPRESENTED HEREBY, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC, OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.



Number                                               CUSIP NUMBER
R-_____                                             _____________


  Principal Amount         Maturity Date              Issue Date

  $___________             February 15, 2016         ____________

REGISTERED HOLDER:  ____________________________________

PRINCIPAL AMOUNT:  ____________________________ DOLLARS

INTEREST RATE:  EIGHT AND FIVE-EIGHTHS PERCENT (8-5/8%) PER ANNUM

     PANDA-ROSEMARY FUNDING CORPORATION, a Delaware corporation (hereinafter called the "Company", which term includes any successor or assign under the Trust Indenture referred to below), for value received hereby promises to pay to ____________________________________, or its registered assigns, the outstanding Principal Amount hereof, such payment to be made in quarterly installments on February 15, May 15, August 15, and November 15 of each year (commencing November 15, 1996) and ending on the Maturity Date set forth above, each such installment to be in an amount equal to the Principal Amount multiplied by the percentage set forth opposite the applicable payment date on Annex A attached hereto (provided that the portion of the Principal Amount remaining unpaid on the Maturity Date, together with all interest accrued thereon, shall in any and all cases be due and payable on the Maturity Date), and to pay interest on the unpaid portion of the Principal Amount at the Interest Rate set forth above from the most recent interest payment date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the Issue Date set forth above, quarterly on February 15, May 15, August 15, and November 15 in each year (commencing November 15,
1996), until the Principal Amount is paid in full or payment thereof is duly provided for. Any installment of principal and, to the extent permitted by applicable law, any payment of interest not punctually paid or duly provided for shall continue to bear interest at a rate equal to the Interest Rate set forth above. The principal and interest so payable on any payment date shall, as provided in the Trust Indenture, be paid to the person in whose name this Bond (or one or more Predecessor Securities) is registered in the Security Register at the close of business on the Regular Record Date for such payment of principal and interest, which shall be the preceding February 1, May 1, August 1, and November 1, respectively. Any such principal and interest not so punctually paid or duly provided for shall forthwith cease to be payable to the person in whose name this Bond (or one or more Predecessor Securities) was registered in the Security Register at the close of business on such Regular Record Date, and may be paid to the person in whose name this Bond is registered at the close of business on a Special Record Date for the payment of such defaulted principal and interest, to be fixed by the Trustee, notice of which shall be given to the Holder hereof no more than 15 nor less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Bond may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Trust Indenture. This being a Global Bond (as that term is defined in the Trust Indenture) deposited with Depository Trust Company ("DTC") acting as depository, and registered in the name of Cede & Co. ("CEDE"), a nominee of DTC, CEDE, as holder of record of this Bond shall be entitled to receive payment of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Payment of the principal amount of, and premium, if any, on this Bond (or any outstanding installment thereof) upon final maturity (whether by redemption, acceleration or otherwise) shall be made only upon presentation and surrender of this Bond. All payments in respect of this Bond shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of debts.

     Whenever any amount to be paid hereunder is stated to due on a day that is not a Business Day, such amount shall be payable on the next succeeding Business Day and shall continue to bear interest at the rate set forth herein until paid.

     This Bond is one of an authorized issue of Bonds of the Company known as its 8-5/8% First Mortgage Bonds due 2016 (the "Bonds"). The Bonds are issued under the Trust Indenture, dated as of July 31, 1996, (the "Original Indenture"), among the Company, Panda-Rosemary, L.P. (the "Partnership") and Fleet National Bank (the "Trustee", which term includes any successor Trustee under the Trust Indenture), as supplemented by the First Supplemental Indenture, dated as of July 31, 1996 ("First
Supplemental Indenture"), among such parties (the Original Indenture, as so supplemented, and as the same may be amended, modified and further supplemented, the "Trust Indenture"). All capitalized terms used herein, unless defined herein, shall have the meanings ascribed to them in the Trust Indenture.

     All Bonds are secured equally and ratably with one another. Reference is hereby made to the Trust Indenture for a description of the nature and extent of the Bonds and the respective rights of the Holders of the Bonds and of the Trustee and the Company in respect of the Bonds and the terms upon which the Bonds are made and are to be authenticated and delivered.

     The principal of, and interest on, this Bond are payable only from, and secured by, assets subject to the Lien of the Collateral Documents, and all payments of principal and interest shall be made in accordance with the terms of the Trust Indenture.

     The obligations of the Company to pay the principal of, premium, if any, and interest on the Bonds when due are unconditionally guaranteed by the Partnership pursuant to a Partnership Guarantee. The Partnership Guarantee will be secured by the Lien of the Collateral Documents.

     The   Bonds   are  subject  to  a  Collateral   Agency   and
Intercreditor Agreement, dated as of July 31, 1996.

     The Trust Indenture permits, with certain exceptions, as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Bonds under the Trust Indenture at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding. The Trust Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Bonds at the time Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the
Company  with  certain  provisions of  the  Trust  Indenture  and certain past defaults under the Trust Indenture and their consequences. Any such consent or waiver or direction by the Holders of this Bond shall be conclusive and binding upon the Holder and upon all future Holders of this Bond and of any security issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond.

     As provided in the Trust Indenture, the aggregate principal amount of Bonds which may be issued thereunder is unlimited. The
Bonds are limited in aggregate principal amount as provided in the First Supplemental Indenture.

     The Bonds are, under certain conditions, subject to optional redemption by the Company as set forth in Section 7.3 of the Trust Indenture.

     The   Bonds  are,  under  certain  conditions,  subject   to
mandatory  redemption as set forth in Section 7.3  of  the  Trust
Indenture.

     Any payment of interest on any Bond, the Stated Maturity of which payment is on or prior to any Redemption Date referred to above, shall be payable to the Holder of such Bond, or one or more Predecessor Securities, registered as such at the close of business on the related Regular Record Date or Special Record Date.

     Notice of any redemption of Bonds will be given at least  30 days but not more than 60 days before the Redemption Date to each Holder at its registered address.

     Bonds (or portions thereof as aforesaid) for the redemption of which provision is made in accordance with the Trust Indenture shall thereupon cease to be entitled to the Lien of the Collateral Documents and shall cease to bear interest from and after the Redemption Date.

     The unpaid portion of the Principal Amount together with all interest accrued thereon and all other amounts due hereunder (but without premium or penalty), shall be due and payable in full upon the occurrence of any Event of Default, but only as provided in the Trust Indenture.

     The Holder hereof, by its acceptance of this Bond, agrees that each payment received by it hereunder shall be applied in the manner set forth in Section 2.16 of the Trust Indenture.

Unless And Until It Is Exchanged In Whole Or In Part For The Individual Bonds Represented Hereby, This Global Bond May Not Be Transferred Except As A Whole By DTC, Or By A Nominee Of DTC To DTC Or Another Nominee Of DTC, Or By DTC Or Any Such Nominee To A Successor Depository Or A Nominee Of Such Successor Depository.

      The Bonds are issuable only as registered Bonds without coupons in denominations of $100,000 and any integral multiple of $1,000 in excess thereof.

     No  service charge will be made to any Holder of  Bonds  for any  transfer or exchange but the Security Registrar may  require
payment   of  a  sum  sufficient  to  cover  any  tax  or   other
governmental charge payable in connection therewith.

     The person in whose name this Bond is registered shall be deemed to be the owner and holder hereof for the purpose of receiving payment as herein provided for all other purposes whether or not this Bond be overdue regardless of any notice to anyone to the contrary.

     THIS  BOND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE
WITH,  THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS
MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK.

     Unless the certificate of authentication hereon has been executed by the Trustee by manual or facsimile signature, this Bond shall not be entitled to any benefit under such Trust
Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                              PANDA-ROSEMARY FUNDING CORPORATION



                              By:
                              Name:
                              Title:









                 CERTIFICATE OF AUTHENTICATION

     This Bond is one of the Bonds referred to in the within-mentioned Indenture.

                              FLEET NATIONAL BANK, as Trustee



                              By:______________________
                                   Authorized Signature







                         ABBREVIATIONS

     The following abbreviations when used in the inscription on the face of this instrument shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM   --   as tenants in common
          TEN ENT   --   as tenants by the entireties
          JT TEN    --   as  joint  tenants with  right  of
                         survivorship and not as tenants in
                         common

                            UNIF GIFT MIN ACT_____________________
                                             (Cust)        (Minor)

                              under Uniform Gift to Minors Act


                              ____________________________________
                                             (State)

          Additional abbreviations may also be used though not in the above list









     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

     Social Security Number or other
     Identifying Number of Assignee______________________________
     ____________________________________________________________
     ____________________________________________________________
     ____________________________________________________________
     (Please print or typewrite name and address, including zip code of Assignee)

the within  Bond  and all rights thereunder, hereby  irrevocably
constituting    and   appointing   ______________________________
attorney to transfer said Bond on the book of the Company, with full power of substitution in the premises.

Dated:_________________________

                                 ________________________________


NOTICE: The signature to this assignment must correspond with the name as written upon the first page of the within instrument in every particular, without alteration or enlargement or any change whatsoever








                                                       ANNEX A TO
                              8-5/8% FIRST MORTGAGE BOND DUE 2016

                   Percentage of                         Percentage of
                   Original Principal                    Original Principal
Payment Date       Amount Payable     Payment Date       Amount Payable

November 15, 1996        1.2356%      August 15, 2006        0.9632%
February 15, 1997        1.2356%      November 15, 2006      0.9632%
May 15, 1997             1.2344%      February 15, 2007      0.9632%
August 15, 1997          1.2344%      May 15, 2007           1.0081%
November 15, 1997        1.2344%      August 15, 2007        1.0081%
February 15, 1998        1.2344%      November 15, 2007      1.0081%
May 15, 1998             1.3291%      February 15, 2008      1.0081%
August 15, 1998          1.3291%      May 15, 2008           1.0558%
November 15, 1998        1.3291%      August 15, 2008        1.0558%
February 15, 1999        1.3291%      November 15, 2008      1.0558%
May 15, 1999             1.1429%      February 15, 2009      1.0558%
August 15, 1999          1.1429%      May 15, 2009           1.1039%
November 15, 1999        1.1429%      August 15, 2009        1.1039%
February 15, 2000        1.1429%      November 15, 2009      1.1039%
May 15, 2000             1.2282%      February 15, 2010      1.1039%
August 15, 2000          1.2282%      May 15, 2010           1.1541%
November 15, 2000        1.2282%      August 15, 2010        1.1541%
February 15, 2001        1.2282%      November 15, 2010      1.1541%
May 15, 2001             1.3196%      February 15, 2011      1.1541%
August 15, 2001          1.3196%      May 15, 2011           1.2168%
November 15, 2001        1.3196%      August 15, 2011        1.2168%
February 15, 2002        1.3196%      November 15, 2011      1.2168%
May 15, 2002             1.4124%      February 15, 2012      1.2168%
August 15, 2002          1.4124%      May 15, 2012           1.2772%
November 15, 2002        1.4124%      August 15, 2012        1.2772%
February 15, 2003        1.4124%      November 15, 2012      1.2772%
May 15, 2003             1.5119%      February 15, 2013      1.2772%
August 15, 2003          1.5119%      May 15, 2013           1.3359%
November 15, 2003        1.5119%      August 15, 2013        1.3359%
February 15, 2004        1.5119%      November 15, 2013      1.3359%
May 15, 2004             1.6192%      February 15, 2014      1.3359%
August 15, 2004          1.6192%      May 15, 2014           1.3888%
November 15, 2004        1.6192%      August 15, 2014        1.3888%
February 15, 2005        1.6192%      November 15, 2014      1.3888%
May 15, 2005             1.7273%      February 15, 2015      1.3888%
August 15, 2005          1.7273%      May 15, 2015           1.3534%
November 15, 2005        1.7273%      August 15, 2015        1.3534%
February 15, 2006        1.7273%      November 15, 2015      1.3534%
May 15, 2006             0.9632%      February 15, 2016      1.3534%






                                                      SCHEDULE II

   (Form of Compliance Certificate for Restricted Securities)

                          CERTIFICATE
               PANDA-ROSEMARY FUNDING CORPORATION
                      PANDA-ROSEMARY, L.P.

              8-5/8% FIRST MORTGAGE BONDS DUE 2016


     This is to certify that as of the date hereof with respect to U.S. $____________ principal amount of the above-captioned securities presented or surrendered on the date hereof (the "Surrendered Bond") for registration of transfer or for exchange where the securities issuable upon such exchange are to be registered in a name other than that of the undersigned Holder (each such transaction being a "transfer") the undersigned Holder (as defined in the Trust Indenture) of the Surrendered Bonds represents and certifies for the benefit of the Company and the Partnership that the transfer of Surrendered Bonds associated with such transfer complies with the restrictive legend set forth on the face of the Surrendered Bonds for the reason checked below:

__ The transfer of the Surrendered Bonds complies with Rule 144 under the U.S. Securities Act of 1933, as amended (the
     "Securities Act"); or

__   The  transfer  of the Surrendered Bonds complies  with  Rule
     144A under the Securities Act, or

__ The transfer of the Surrendered Bonds complies with Rule 904 under the Securities Act; or

__ The transfer of the Surrendered Bonds complies with another applicable exemption from the registration requirements of the Securities Act.


                              ________________________________
                              (Name of Holder)

Dated:  ___________________, ________ (To be dated  the  date  of presentation or surrender)

______________________________
These transfers may require an opinion of counsel.









                                                     SCHEDULE III

                   FORM OF CERTIFICATE TO BE
                  DELIVERED IN CONNECTION WITH
                TRANSFERS TO PERSONS OTHER THAN
                 QUALIFIED INSTITUTIONAL BUYERS


                             [Date]


Fleet National Bank, as Trustee
Corporate Trust Department
777 Main Street
CTM 00238
Hartford, Connecticut  06115
Ref.:     Panda-Rosemary 1996

          Re:  Trust   Indenture  relating  to  Bonds  of  Panda-
               Rosemary Funding
               Corporation (the Indenture")

Ladies and Gentlemen:

     In  connection  with our proposed purchase of  8-5/8%  First
Mortgage Revenue due 2016 (the "Bonds") of Panda-Rosemary Funding
Corporation (the "Company"), we confirm that:

     1. We have received such information as we deem necessary in order to make our investment decision.

     2. We understand that any subsequent transfer of the Bonds is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Bonds except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

     3. We understand that the offer and sale of the Bonds have not been registered under the Securities Act, and that the Bonds may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Bonds, we will do so only
(a) to the Company or Panda-Rosemary, L.P. (the "Partnership") referred to in the Indenture, (b) inside the United States in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (c) inside the United States to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes or has furnished on its behalf by a broker-dealer to the Trustee a signed letter substantially in the form hereof, (d) outside the United States in accordance with Regulation S under the Securities Act, (e) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or
(f) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing Bonds from us a notice advising such purchaser that resales of the Bonds are restricted as stated herein.

     4. We understand that, on any proposed resale of Bonds, we will be required to furnish to you and the Company, such certification, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Bonds purchased by us will bear a legend to the foregoing effect.

     5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Bonds, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment, as the case may be, for an indefinite period.

     6. We are acquiring the Bonds purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion, for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act.

     You, the Company and the Partnership and yours and their respective counsel are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                              Very truly yours,

                              [Name of Transferee]



                              By:_________________________
                                   [Authorized Signatory]